                                                                    EXHIBIT 23.8



                           Consent of AMH Group, Ltd.


         We consent to the reference to our appraisal report for Devon Energy Corporation, as of the years ended December 31, 1998, 1999 and 2000, incorporated herein by reference.





                                            AMH GROUP, LTD.



                                            /s/  Allan K. Ashton
                                            -----------------------------
                                            Allan K. Ashton, P. Geol.
                                            President




October 26, 2001